Vanguard International Growth Fund

Vanguard International Value Fund

Vanguard Variable Insurance Fund International Portfolio

Supplement to the Prospectuses

New Benchmark for Vanguard International Growth Fund, Vanguard International Value Fund, and Vanguard Variable Insurance Fund International Portfolio

As of June 1, 2010, the Funds’ benchmark was changed to the MSCI ACWI (All Country World Index) ex USA, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets excluding the United States. The MSCI ACWI ex USA is expected to be a more suitable index because it is more consistent with each Fund’s investment objective and strategies. As of June 1, 2010, the Spliced International Index consists of the MSCI EAFE Index through May 31, 2010, and the MSCI ACWI ex USA thereafter.

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